                                                              EXHIBIT 10.42


                         SECURITY AGREEMENT



                  THIS SECURITY AGREEMENT (this "Agreement") is made as of this 10th day of July 1997 (the "Effective Date"), by RETIREMENT CARE ASSOCIATES, INC., a Colorado corporation (the "Pledgor"), in favor of SUN HEALTHCARE GROUP, INC., a Delaware corporation (the "Lender"), witnesseth:

                                    RECITALS

                  WHEREAS, the Lender has agreed to make a loan to the Pledgor, Retirement Management Corporation, a Georgia corporation ("RMC"), and Capitol Care Management Company, Inc., a Georgia corporation ("CCMC"), in the principal amount of $5,000,000 (the "Loan") pursuant to the terms and conditions of that certain Promissory Note made by the Pledgor, RMC and CCMC (as Maker) to the Lender (as Payee) dated as of even date herewith (the "Note"); and

                  WHEREAS, as a condition to the Loan, the Pledgor agreed to enter into this Security Agreement and to pledge certain collateral as security for the payment and performance of the Pledgor's obligations hereunder and under the Note.

                  NOW, THEREFORE, in order to secure the prompt payment of all past, present, and future indebtedness, liabilities, and obligations of the Pledgor to the Lender of any nature whatsoever in connection with the Note, together with all obligations of the Pledgor to the Lender hereunder, however and wherever created, arising, or evidenced, whether direct or indirect, absolute, contingent, or otherwise, now or hereafter existing or due or to become due (collectively, the "Pledgor's Liabilities"), and the performance by the Pledgor of all the terms, conditions, and provisions of this Agreement and of any other loan document previously, simultaneously or hereafter executed and delivered by the Pledgor and/or any other person, singly or jointly with another person or persons, evidencing, securing, guarantying, or in connection with any of the Pledgor's Liabilities, including the Note (collectively, the "Loan Documents"), the Pledgor agrees with the Lender as follows:

                  1. Collateral. To secure the payment and performance of the Pledgor's Liabilities and the Pledgor's performance of its obligations under the Loan Documents, and subject to Section 21 hereof, the Pledgor hereby grants to the Lender a security interest in, and security title to, all of the following (being referred to herein as the "Collateral"): (i) Pledgor's present or future accounts, accounts receivable, other receivables, contract rights, issues, profits, rents, chattel paper, instruments and documents, together with all of the proceeds, cash or non-cash, thereof, however acquired, or now or hereafter existing, including, without limitation, all reimbursable costs or payments from Medicaid and Medicare, or other state or federal governmental agencies, amounts due from clients and third party providers, rights to management fees, and amounts due to Pledgor from advances to any of its managed

                                       1.

or affiliated companies, (ii) all revenues payable to and rights to distributions of Pledgor from agreements or contracts with residents of facilities owned, leased or managed by Pledgor and all rights to deposits from such residents and insurance benefits due to Pledgor with respect to such residents (excluding any escrow accounts maintained on behalf of such residents), and (iii) all proceeds of the foregoing (collectively, the "Accounts").

The term "Collateral" as used herein means each and all of the items of Collateral described above, and the term "proceeds" as used herein includes, without limitation, the proceeds of all insurance policies covering all or any part of such items of Collateral.

                  2. Title to Collateral. Subject to Section 21 hereof, the Pledgor warrants and represents that (i) it is the lawful owner of the Collateral, and has the full right, power, and authority to convey, transfer, and grant the security title and security interest in the Collateral granted herein to the Lender; (ii) all licenses relating to the Collateral are fully paid and freely assignable to Lender, and, upon the occurrence of an Event of Default (as defined herein) and foreclosure by the Lender, the Lender shall have all rights of the Pledgor to any Collateral licensed to the Pledgor or licensed by the Pledgor; (iii) the Collateral is not, and so long as this Agreement is in effect will not be, subject to any liens, claims, security interests, encumbrances, taxes, or assessments, however described or denominated, except for liens, claims, security interests and encumbrances in favor of the Lender and except as set forth on Exhibit "A" hereto; (iv) no financing statement, mortgage, notice of lien, deed of trust, deed to secure debt, security agreement, or any other agreement or instrument creating an encumbrance, lien, charge against any of the Collateral is in existence or on file in any public office, other than financing statements (or other appropriate security documentation) filed on behalf of the Lender or disclosed on Exhibit "A" hereto; and (v) all information with respect to the Collateral and the Pledgor's Liabilities, or any of them, set forth in any written schedule, certificate, or other document at any time heretofore or hereafter furnished by the Pledgor to the Lender, including any Borrowing Base Certificate referred to in Section 4 hereof, and all other written information heretofore or hereafter furnished by the Pledgor to the Lender, is and will be true and correct in all material respects as of the date furnished.

                  3. Further Assurances. The Pledgor will defend its title to the Collateral against all persons and will, upon request of the Lender, (a) furnish such further assurances of title as may be required by the Lender, (b) deliver and execute or cause to be delivered and executed, in form and content satisfactory to the Lender, any financing statements, notices, certificates of title, and other documents and pay the cost of filing or recording the same in all public offices deemed necessary by the Lender, as well as any recordation, documentary, or transfer tax required by law to be paid in connection with such filing or recording, and (c) do such other acts as the Lender may request in order to perfect, preserve, maintain, or continue the perfection of the Lender's security interest in the Collateral and/or its priority.

                  4. Collateral Reporting. The Pledgor shall deliver to the Lender on the date hereof and on the tenth calendar day of each month a borrowing base certificate, attested to by an officer of the Pledgor, indicating the amount of the Borrowing Base (the "Borrowing

                                       2.

Base Certificate"). As used herein, the term "Borrowing Base" shall mean an amount equal to (i) one hundred percent (100.0%) of all Eligible Accounts, plus
(ii) the aggregate fair market value of any property pledged to Lender in accordance with Section 22 hereof, minus (ii) the aggregate principal amount of indebtedness outstanding under (A) the Fidelity Agreement referred to in Section 21 hereof and (B) that certain Amended and Restated Promissory Note made by the Pledgor, RMC and CCMC to the Lender dated as of even date herewith. As used herein, the term "Eligible Accounts" shall mean all Accounts of the Pledgor, RMC, CCMC and the Subsidiary Guarantors (as defined in the Note), but not of any other subsidiary of the Pledgor, which are not more than one hundred twenty
(120) days past due, which are not due and payable from any insider, affiliate, officer or shareholder of the Pledgor or any of its managed or affiliated companies, and which are not classified as "Pre-Current" in Pledgor's books and records pertaining to the Collateral.

                  5. Accounts, etc. Until such time as the Lender shall notify the Pledgor in writing of the revocation of such power and authority, the Pledgor, as agent for the Lender, will, at its own expense, diligently collect, as and when due, all amounts owing under the Accounts, including the taking of such action with respect to such collection as the Lender may request from time to time, and to hold in trust and segregate for the Lender all funds received from the Accounts; provided, however, that until an Event of Default shall occur or would occur but for the passage of time, or giving of notice, or both (such event being a "default"), the Pledgor may use or consume in the ordinary course of its business any such collections on the Accounts in any lawful manner not inconsistent with this Agreement and the other Loan Documents. The Lender, however, may after an Event of Default shall occur or during the continuance of a default and upon notice to the Pledgor revoke such power and authority and in any event shall have the authority and right to notify any parties obligated on any of the Accounts to make payment to the Lender of any amounts due or to become due thereunder, and enforce collection of performance under any of the Accounts by suit or otherwise, and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. After an Event of Default, the Pledgor will, at its own expense, notify any parties obligated on any of the Accounts to make payments to the Lender and will hold in trust and immediately forward to the Lender all payments received by the Pledgor in the form received, with all necessary endorsements thereon for collection by the Lender.

                  6. Transfer and Other Liens. The Pledgor will not sell, lease, transfer, exchange, or otherwise dispose of the Collateral, or any part hereof, without the prior written consent of the Lender and will not permit any lien, security interest, or other encumbrance to attach to the Collateral, or any part thereof, other than those in favor of the Lender or those permitted by the Lender in writing, except that the Pledgor may, in the ordinary course of its business and in the absence of an Event of Default hereunder or notice by the Lender to the Pledgor under this Agreement, collect its Accounts.


                                       3.

                  7. Financial Statements, Books, and Records. The Pledgor will
(a) at all times maintain, in accordance with generally accepted accounting principles consistently applied, accurate and complete books and records pertaining to the operation, business affairs, and financial condition of the Pledgor and pertaining to the Collateral and any contracts and collections relating to the Collateral, (b) furnish to the Lender promptly upon request, certified by an officer of the Pledgor and in the form and content and at the intervals specified by the Lender, such financial statements, reports, schedules, and other information with respect to the operation, business affairs, and financial condition of the Pledgor as the Lender may from time to time require, (c) at all reasonable times, and without hindrance or delay, permit the Lender or any person designated by the Lender to enter any place of business of the Pledgor or any other premises where any books, records, and other data concerning the Pledgor and/or the Collateral may be kept and to examine, audit, inspect, and make extracts from and photocopies of any such books, records, and other data, (d) furnish to the Lender promptly upon request, certified by an officer of the Pledgor and in the form and content specified by the Lender, lists of purchasers of inventory, aging of accounts, aggregate cost or wholesale market value of inventory, schedules of equipment, and other data concerning the Collateral as the Lender may from time to time specify, and (e) mark its books and records in a manner satisfactory to the Lender so that the Lender's rights in and to the Collateral will be shown.

                  8. Name of Pledgor, Places of Business, and Location of Collateral. The Pledgor represents and warrants that its correct legal name is as specified on the signature lines of this Agreement, and each legal or trade name of the Pledgor for the previous five (5) years (if different from the Pledgor's current legal name) is as specified below the signature lines of this Agreement. Without the prior written consent of the Lender, the Pledgor will not change its name, dissolve, merge, or consolidate with any other person. The Pledgor warrants that the address of the Pledgor's chief executive office and the address of each other place of business of the Pledgor are as specified below the signature lines of this Agreement. The Collateral and all books and records pertaining to the Collateral have been, are, and will be located at the Pledgor's chief executive office specified below or at any other place of business which may be specified below the signature lines of this Agreement. Without the prior written consent of the Lender, the Pledgor will not open any new place of business or change the location of any Collateral to any place not specified below. The Pledgor will immediately advise the Lender in writing of the opening of any new place of business and of any change in the location of the places where the Collateral or any part thereof, or the books and records concerning the Collateral or any part thereof, are kept.

                  9. Care of Collateral. The Pledgor will maintain the Collateral in first-class condition and will not do or permit anything to be done to the Collateral that may impair its value. The Lender shall have no duty to, and the Pledgor hereby releases the Lender from all claims for loss or damage caused by the failure to, collect or enforce any Account or to preserve rights against prior parties to the Collateral.


                                       4.

                  10. Taxes. The Pledgor will pay as and when due and payable all taxes, levies, license fees, assessments, and other impositions levied on the Collateral or any part thereof or for its use and operation.

                  11. Specific Assignments. Promptly upon request by the Lender, the Pledgor will execute and deliver to the Lender written assignments, endorsements, and/or schedules, in form and content satisfactory to the Lender, of specific Accounts or groups of Accounts, but the security interest of the Lender hereunder shall not be limited in any way by such assignments.

                  12. Government Contracts. If any Account arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, the Pledgor shall immediately notify the Lender thereof in writing and execute any instruments or take any steps required by the Lender in order that all moneys due or to become due under such contract or contracts shall be assigned to the Lender and notice thereof given under the Federal Assignment of Claims Act or other applicable law.

                  13. Collateral Account.

                      (a) Subject to the exercise by Fidelity of its rights and remedies under the Fidelity Agreement referred to in Section 21 hereof, the Pledgor will, upon the request of the Lender at any time and from time to time both prior to and after the occurrence of an Event of Default hereunder, deposit or cause to be deposited to a bank account designated by the Lender and from which the Lender alone has power of access and withdrawal (collectively, the "Collateral Account") all checks, drafts, cash, and other remittances in payment or on account of payment of the Accounts, and the cash proceeds of any returned goods, the sale or lease of which gave rise to an Account and, when permitted by the paying companies (including without limitation, Medicaid and Mutual of Omaha Medicare payment [EDS-Title XVIII]) all such payments therefrom (all of the foregoing herein collectively referred to as "Items of Payment"). The Pledgor shall deposit the Items of Payment for credit to the Collateral Account within two (2) business days of the receipt thereof, and in precisely the form received, except for the endorsement of the Pledgor where necessary to permit the collection of the Items of Payment, which endorsement the Pledgor hereby agrees to make. Pending such deposit, the Pledgor will not commingle any of the Items of Payment with any of its other funds or property but will hold them separate and apart. The Lender may at any time and from time to time apply the whole or any part of the collected funds credited to the Collateral Account against the Pledgor's Liabilities.

                      (b) So long as Lender, in its discretion, so desires, Pledgor shall establish and maintain a blocked account in Lender's name with a bank satisfactory to Lender (the "Collecting Bank") to which Pledgor will immediately deposit all payments from account debtors in the identical form in which such payment was made, whether by cash or check.


                                       5.

                      (c) The Collecting Bank shall acknowledge and agree, in a manner satisfactory to Lender, that all payments made to such blocked account are the sole and exclusive property of the Lender, that the Collecting Bank has no right of set off against such blocked account, and that the Collecting Bank will wire or otherwise transfer in immediately available funds, in a manner satisfactory to Lender, funds deposited in such blocked account to Lender on a daily basis as soon as such funds are collected. Pledgor hereby agrees that all payments made to such blocked account or otherwise received by Lender, whether on Accounts or as proceeds of the Collateral or otherwise, will be the sole and exclusive property of Lender and will be applied on account of the Obligations. With respect to any payment relating to or proceeds of any Accounts or the Collateral which come into its possession or under its control, Pledgor and any affiliates, subsidiaries, shareholders, directors, officers, employees, agents or persons acting for or in concert with Pledgor shall receive any such item, as trustee for Lender, as sole and exclusive property of Lender, and immediately upon receipt thereof, Pledgor shall remit the same or cause the same to be remitted in kind, to Lender, at Lender's address set forth herein. Pledgor agrees to pay to Lender any and all fees, costs, expenses which Lender incurs in connection with obtaining and maintaining the blocked account and depositing for collection by Lender any check or item of payment received or delivered to the Collecting Bank or the Lender, and Pledgor further agrees to reimburse, indemnify and hold harmless Lender from any claims asserted by the Collecting Bank in connection with the blocked account or any returned or uncollected checks received by the Collecting Bank as proceeds of the Collateral.

                  14. Rights of Lender and Duties of Pledgor. The Lender may at any time and from time to time both prior to and after the occurrence of an Event of Default hereunder (a) notify the account debtors obligated on any of the Collateral to make payments thereon directly to the Lender, and to take control of the cash and noncash proceeds of any such Collateral; (b) charge to the Pledgor any Item of Payment credited to the Collateral Account which is dishonored by the drawee or maker thereof; (c) compromise, extend, or renew any of the Collateral or deal with the same as it may deem advisable; (d) release, make exchanges or substitutions for, or surrender all or any part of the Collateral; (e) remove from the Pledgor's place of business all books, records, ledger sheets, correspondence, invoices, and documents relating to or evidencing any of the Collateral or, without cost or expense to the Lender, make such use of the Pledgor's place(s) of business as may be reasonably necessary to administer, control, and collect the Collateral; (f) repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any account debtor; (g) demand, collect, receipt for, and give renewals, extensions, discharges, and releases of any of the Collateral; (h) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Collateral; (i) settle, renew, extend, compromise, compound, exchange, or adjust claims with respect to any of the Collateral or any legal proceedings brought with respect thereto; (j) endorse the name of the Pledgor upon any Items of Payment relating to the Collateral or upon any proof of claim in bankruptcy against an account debtor; and (k) receive and open all mail addressed to the Pledgor and, if an Event of Default exists hereunder, notify postal authorities to change the address for the delivery of mail to the Pledgor to such address as the Lender may designate; and for purposes of taking the actions described in Subsections (a) through (k)

                                       6.

the Pledgor hereby irrevocably appoints the Lender as its attorney-in-fact (which appointment being coupled with an interest is irrevocable while any of Pledgor's Liabilities remain unpaid), with power of substitution, in the name of the Lender or in the name of the Pledgor or otherwise, for the use and benefit of the Lender, but at the cost and expense of the Pledgor and without notice to the Pledgor. The Pledgor will (a) make no material change to the terms of any Account without the prior written permission of the Lender; (b) on demand, make available in form acceptable to the Lender shipping documents and delivery receipts evidencing the shipment of goods which gave rise to an Account, completion certificate, or other proof of the satisfactory performance of services which gave rise to an Account, copies of the invoices arising out of an Account, and the Pledgor's copy of any written contract or order from which an Account arose; and (c) when requested, regularly advise the Lender whenever an account debtor returns or refuses to retain any goods, the sale or lease of which gave rise to an Account, and will comply with any instructions which the Lender may give regarding the sale or other disposition of such returns.

                  15. Performance by Lender. If the Pledgor fails to perform, observe, or comply with any of the conditions, terms, or covenants contained in this Agreement, the Lender, without notice to or demand upon the Pledgor and without waiving or releasing any of the Pledgor's Liabilities or any Event of Default, may (but shall be under no obligation to) at any time thereafter perform such conditions, terms, or covenants for the account and at the expense of the Pledgor, and may enter upon any place of business or other premises of the Pledgor for that purpose and take all such action thereon as the Lender may consider necessary or appropriate for such purpose. All sums paid or advanced by the Lender in connection with the foregoing and all costs and expenses (including, without limitation, reasonable attorneys' fees actually incurred and expenses) incurred in connection therewith (collectively, the "Expense Payments") together with interest thereon at the post-default rate of interest provided for in the Note (but in no event higher than the maximum interest rate permitted by applicable law), from the date of payment until repaid in full, shall be paid by the Pledgor to the Lender on demand and shall constitute and become a part of the Pledgor's Liabilities secured hereby.

                  16. Default. The occurrence of any one or more of the following events shall constitute an event of default (an "Event of Default") under this Agreement: (a) failure of the Pledgor to pay any of the Pledgor's Liabilities as and when due and payable, after giving effect to any applicable grace period; (b) failure of the Pledgor to perform, observe, or comply with any of the provisions of this Agreement or of any of the other Loan Documents, after giving effect to any applicable grace period; (c) the occurrence of an Event of Default (as defined therein) under any of the other Loan Documents; (d) any information contained in any financial statement, application, schedule, report, or any other document given by the Pledgor or by any other person in connection with the Pledgor's Liabilities, with the Collateral, or with any of the Loan Documents, including any Borrowing Base Certificate, is not in all respects true and accurate or the Pledgor or such other person omitted to state any material fact or any fact necessary to make such information not misleading; (e) the Pledgor is generally not paying debts as such debts become due; (f) the filing of any petition for relief

                                       7.

under any provision of the Federal Bankruptcy Code or any similar state law is brought by or against the Pledgor; (g) an application for the appointment of a receiver for, the making of a general assignment for the benefit of creditors by or the insolvency of, the Pledgor; (h) the dissolution, merger, consolidation, or reorganization of the Pledgor; (i) suspension of the operation of the Pledgor's present business; (j) transfer of a substantial part (determined by market value) of the Pledgor's property; (k) sale, transfer, or exchange, either directly or indirectly, of a controlling stock interest of the Pledgor, other than to the Lender; (l) termination or withdrawal of any guaranty for the Pledgor's Liabilities; (m) the Pension Benefit Guaranty Corporation commences proceedings under Section 4042 of the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended, to terminate any employee pension benefit plan of the Pledgor; (n) the determination in good faith by the Lender that a material adverse change has occurred in the financial condition of the Pledgor from the condition set forth in the most recent financial statement of the Pledgor heretofore furnished to the Lender, or from the financial condition of the Pledgor as heretofore most recently disclosed to the Lender in any other manner;
(o) the determination in good faith by the Lender that the prospect of payment of any of the Pledgor's Liabilities is impaired for any reason; or (p) the occurrence of an "Event of Default" under the Fidelity Agreement referred to in
Section 21 hereof.

                  17. Rights and Remedies upon Default.

                      (a) Upon and after an Event of Default, Lender shall have, subject to Section 21 hereof, the following rights and remedies:

                          (i)   In addition to any other rights and remedies
contained in this Agreement and in all the other Loan Documents, all the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York or other applicable laws, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by law;

                          (ii)  The right to open Pledgor's mail and to collect
any and all amounts due Pledgor from account debtors; and

                          (iii) The right to: (A) demand payment of the
Accounts; (B) enforce payment of the Accounts by legal proceedings or otherwise;
(C) exercise all of Pledgor's rights and remedies with respect to the collection of the Accounts; (D) settle, adjust, compromise, extend or renew the Accounts;
(E) settle, adjust or compromise any legal proceedings brought to collect the Accounts; (F) to the extent permitted by applicable law, sell or assign the Accounts upon such terms, for such amounts and at such time or times as Lender deems advisable; (G) discharge and release the Accounts; (H) take control, in any manner, of any item of payment or proceeds from any account debtor; (I) prepare, file and sign Pledgor's name on any proof of claim in bankruptcy or similar document against any account debtor; (J) prepare, file, and sign Pledgor's name on any notice of lien, assignment or satisfaction of lien or similar document in connection with the Accounts; (K) do all acts and

                                       8.

things necessary, in Lender's sole discretion, to fulfill Pledgor's obligations under the Loan Documents; (L) endorse the name of Pledgor upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts; (M) use Pledgor's stationery and sign Pledgor's name to verifications of the Accounts and notices thereof to account debtors; and (N) use the information recorded on or contained in any data processing equipment or computer hardware or software relating to the Accounts or proceeds thereof to which Pledgor has access.

                      (b) Upon and after an Event of Default, Lender shall have, subject to Section 21 hereof, the right to: (i) sell or otherwise dispose of all or any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Lender, in its sole discretion, may deem advisable; (ii) adjourn such sales from time to time with or without notice; and (iii) to conduct such sales on Pledgor's premises or elsewhere and use Pledgor's premises without charge for such sales for such time or times as Lender may see fit. Lender is hereby granted a license or other right to use, without charge, Pledgor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral. Pledgor's rights under all licenses and all franchise agreements shall inure to Lender's benefit. Lender shall have the right to sell, lease or otherwise dispose of any Collateral, or any part thereof, for cash, credit or any combination thereof, and Lender may purchase all or any part of the Collateral at public or, to the extent permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against Pledgor's obligations to Lender. The proceeds realized from the sale of any Collateral shall be applied first to the reasonable costs, expenses and attorneys' fees and expenses incurred by Lender for collection and for acquisition, completion, protection, removal, storage, sale and delivery of the Collateral; second, to interest due upon the indebtedness under the Note; third, to the principal of the indebtedness under the Note; and fourth, to the payment of all other Pledgor Liabilities. If any deficiency shall arise, Pledgor shall remain liable to Lender therefor.

                      (c) Any notice required to be given by Lender of a sale, lease or other disposition of the Collateral or any other intended action by Lender, if deposited in the United States mail, postage prepaid and addressed to Pledgor at its address set forth herein, at least five days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to Pledgor.

                      (d) Upon the occurrence of an Event of Default which has not been cured, the rate of interest accruing on the indebtedness evidenced by the Note shall, at Lender's option, be increased to a default rate of interest provided in the Note.

                  18. Remedies Cumulative. Each right, power, and remedy of the Lender as provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity of by statute or otherwise shall be cumulative and concurrent and shall be

                                       9.

in addition to every other right, power, or remedy provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Lender or any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies.

                  19. Waiver. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Agreement or of the other Loan Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at any later time or times. By accepting payment after the due date of any of the Pledgor's Liabilities, the Lender shall not be deemed to have waived the right either to require payment when due of all other Pledgor's Liabilities or to declare an Event of Default for failure to effect such payment of any such other Pledgor's Liabilities. The Pledgor waives presentment, notice of dishonor, and notice of non-payment with respect to Accounts.

                  20. Miscellaneous. Time is of the essence of this Agreement. The section headings of this Agreement are for convenience only and shall not limit or otherwise affect any of the terms hereof. Neither this Agreement nor any term, condition, covenant, or agreement hereof may be changed, waived, discharged, or terminated orally but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought. This Agreement shall be governed by the laws of the State of New York and shall be binding upon the Pledgor and its heirs, executors, administrators, legal representatives, successors, and assigns, and shall inure to the benefit of the Lender and its successors and assigns. As used herein, the singular number shall include the plural, the plural the singular, and the use of the masculine, feminine, or neuter gender shall include all genders, as the context may require, and the term "person" shall include an individual, a corporation, an association, a partnership, a trust, and an organization. Invalidation of any one or more of the provisions of their Agreement shall in no way affect any of the other provisions hereof, which shall remain in full force and effect. All references herein to any document, instrument, or agreement shall be deemed to refer to such document, instrument, or agreement as the same may be amended, modified, restated, supplemented, or replaced from time to time. Unless varied by this Agreement, all terms used herein which are defined by the Uniform Commercial Code of the State of New York shall have the same meanings hereunder an assigned to them by the Uniform Commercial Code of the State of New York.

                  21. Senior Security Agreement. Notwithstanding anything contained herein to the contrary, this Agreement and the security interest created hereby shall be junior to the security interest in favor of Fidelity National Bank ("Fidelity") pursuant to that certain Security Agreement dated as of December 30, 1994, as such agreement has been and may be amended from time to time (the "Fidelity Agreement"). To the extent that there is any

                                       10.

inconsistency between the exercise of the Lender's rights and remedies provided for herein and the exercise by Fidelity of its rights and remedies pursuant to the Fidelity Agreement, the exercise of the Lender's rights and remedies provided for herein shall be subordinate to any exercise by Fidelity of its rights and remedies pursuant to the Fidelity Agreement. The Pledgor represents and warrants that Fidelity has consented to this Agreement and the security interest created hereby.

                  22. Additional Collateral. Pledgor agrees that, upon the written request of Lender, it will hereafter promptly (no later than 10 days) deliver to Lender a first or second priority security interest in such real property, acceptable to Lender, in order that the aggregate principal amount outstanding at any time under the Note shall be less than the Borrowing Base. Such security interest shall be evidenced by documentation acceptable to Lender creating and perfecting such security interest. The determination of the fair market value of any property pledged to Lender in accordance with this Section 22 shall be made solely by Lender.

                  IN WITNESS WHEREOF, the Pledgor has caused its duly authorized officers to execute this Agreement and to affix its corporate seal hereto, as of the day and year first written above.


                                    PLEDGOR:

                                    RETIREMENT CARE ASSOCIATES, INC., a
                                    Colorado corporation


                                    By:
                                       -----------------------------------------
                                       Chris F. Brogdon
                                       President

                                    Attest:
                                           -------------------------------------
                                                Secretary


                                                    [CORPORATE SEAL]



                                       11.

                                    Address of Pledgor's chief executive
                                    office:

                                    6000 Lake Forrest Drive
                                    Suite 200
                                    Atlanta, Georgia 30328
                                    Fulton County, Georgia

Address(es) where Collateral        Address(es) of other place(s) of business
is to be located:                   of the Pledgor:

6000 Lake Forrest Drive             (1)
Suite 200                                    -----------------------------------
Atlanta, GA  30328
                                             -----------------------------------

                                             -----------------------------------


                                    (2)
                                             -----------------------------------

                                             -----------------------------------

                                             -----------------------------------


Previous legal and/or trade
name(s) of the Pledgor:

(1)
    --------------------------

(2)
    --------------------------




                                       12.

                                   EXHIBIT "A"



                  1. Security interest in favor of Fidelity National Bank pursuant to a Security Agreement dated as of December 30, 1994, as such agreement has been and may be amended from time to time (the "Fidelity Agreement").

                  2. Financing statements have been filed in the states of Georgia, Tennessee, Florida and Alabama in connection with the security interests granted pursuant to the Fidelity Agreement.



                                       13.